UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 26, 2003



                        Commission File Number 001-14135
                                 OMI CORPORATION


             (Exact name of Registrant as specified in its charter)

        Marshall Islands                                 52-2098714
 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                     Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902

        Registrant's telephone number including area code: (203) 602-6700

Item 7.    Financial Statements and Exhibits

   (c)     Exhibits

99 Press release dated September 26, 2003 announcing that OMI Corporation (the "Company") has agreed to sell two single hull product tankers.


Item 9.    Regulation FD Disclosure

         On September 26, 2003, OMI issued a press release announcing that OMI has agreed to sell two single hull product tankers.


A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    September 26, 2003          By:  /s/ Craig H. Stevenson, Jr.
         --------------------             -----------------------------------
                                          Craig H. Stevenson, Jr. Chairman of
                                          the Board and Chief Executive
                                          Officer



 Date:   September 26, 2003           By: /s/ Kathleen C. Haines
         --------------------------       -------------------------------
                                          Kathleen C. Haines
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer


                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.

 Exhibit No.      Description
 ---------        -----------

99 OMI Corporation press release dated September 26, 2003 announcing that OMI has agreed to sell two single hull product tankers.